Related Party Transactions	12 Months Ended
Dec. 31, 2013
Related Party Transactions

15. Related Party Transactions

Employee Notes Receivable

Our former Chief Executive Officer and now Chief Technology Officer and Chief Strategy Officer and the current Chief Executive Officer have exercised stock options early in exchange for full-recourse promissory notes bearing annual interest of 1.07% to 2.72% payable to us. These notes were secured by the underlying shares purchased and such unvested shares can be repurchased by us upon employee termination at the original issuance price. The promissory notes and accrued interest become due and payable in full beginning January 29, 2015 and ending June 18, 2017, but may become due earlier if we become subject to the requirements of Section 13 of the Securities Exchange Act of 1934, have a change in control or the Chief Executive Officer terminates services.

Employee notes receivable as of December 31, 2012 was $7.3 million, all of which was repaid in March and April 2013.

In March 2013, the Company’s Chief Technology Officer repaid in full his outstanding promissory notes with us in the aggregate amount of $3.7 million, which covered all outstanding principal and accrued interest. Approximately $1.9 million is recorded as an early exercise liability, as such shares can be repurchased by us upon employee termination at the original issuance price.

In April 2013, our Chief Executive Officer repaid in full his outstanding promissory note with us in the amount of $3.6 million, which covered all outstanding principal and accrued interest.

Investor Customers

As of December 31, 2012, we had two customers that were also investors, owning 532,064 and 1,938,027 shares of Series C, D, E and F convertible preferred stock. As of December 31, 2013, the same two investor customers owned 556,727 and 2,415,256 shares of our common stock. Sales to these two customers accounted for $370,000, $437,000 and $269,000 of revenue during the years ended December 31, 2011, 2012 and 2013, respectively.

We have not reduced revenue related to the issuance of convertible preferred stock to related parties as we believe the issuance of the convertible preferred stock does not constitute a sales incentive. The price paid for the convertible preferred stock was representative of fair value, as evidenced by the simultaneous purchase of convertible preferred stock by other, unrelated investors.

Acquisition of Mandiant

Our Chief Executive Officer (“CEO”) and Chairman of our board of directors, served as the Chairman of the board of directors of Mandiant from April 2011 to October 2013, and served as an advisor to Mandiant from October 2013 until the closing of the merger in December 2013. In addition, as of immediately prior to the completion of the merger, the CEO held 740,166 shares of Mandiant common stock, of which 328,960 shares were unvested shares subject to forfeiture in the event of his termination as a service provider to Mandiant. Pursuant to the terms of the equity agreements governing the CEO’s shares of Mandiant common stock, all of the CEO’s unvested Mandiant shares immediately vested in connection with the merger. Upon the closing of the merger, after giving effect to the vesting acceleration described in the preceding sentence, the CEO received aggregate merger consideration of approximately $28.6 million, consisting of approximately $3.9 million in cash and 601,439 shares of our common stock, of which 87,335 shares were deposited into a third-party escrow account as partial security for the indemnity obligations of Mandiant and its former stockholders.